Commitments, contingent liabilities and other	12 Months Ended
Mar. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments, contingent liabilities and other
28.	Commitments, contingent liabilities and other

(1)	Loan commitments

Subsidiaries in the Financial Services segment have entered into loan agreements with their customers in accordance with the condition of the contracts. As of March 31, 2020, the total unused portion of the lines of credit extended under these contracts was 34,306 million yen. Based upon the information currently available, it is not possible to estimate the aggregate amounts of future year-by-year
payments for these loan commitments.
(2)	Purchase commitments and other

Purchase commitments and other outstanding as of March 31, 2020 amounted to 684,911 million yen. The major components of these commitments are as follows:
Certain subsidiaries in the Pictures segment have entered into agreements with creative talent for the development and production of motion pictures and television programming as well as agreements with third parties to acquire completed motion pictures, or certain rights therein, and to acquire the rights to broadcast certain live action sporting events. These agreements cover various periods mainly within three years. As of March 31, 2020, these subsidiaries were committed to make payments under such contracts of 126,917 million yen.
Certain subsidiaries in the Music segment have entered into contracts with recording artists, songwriters and companies for the future production, distribution and/or licensing of music product. These contracts cover various periods mainly within five years. As of March 31, 2020, these subsidiaries were committed to make payments of 128,678 million yen under such contracts.
Certain subsidiaries in the G&NS segment have entered into long-term contracts for the development, distribution and publishing of game software. These contracts cover various periods mainly within eight years. As of March 31, 2020, these subsidiaries were committed to make payments of 29,243 million yen under such contracts.
Sony has entered into purchase contracts for fixed assets. As of March 31, 2020, Sony has committed to make payments of 199,145 million yen under such contracts.
Sony has entered into purchase contracts for materials. As of March 31, 2020, Sony has committed to make payments of 115,670 million yen under such contracts.
Sony has entered into sponsorship contracts related to advertising and promotional rights. These contracts cover various periods mainly within one year. As of March 31, 2020, Sony has committed to make payments of 5,162 million yen under such contracts.
The schedule of the aggregate amounts of
year-by-year
payment of purchase commitments during the next five fiscal years and thereafter is as follows:

Fiscal year ending March 31	Yen in millions
2021	378,319
2022	103,033
2023	76,541
2024	49,549
2025	36,936
Later fiscal years	40,533

Total	684,911

(3)	Litigation

Beginning in 2009, the U.S. Department of Justice (“DOJ”), the European Commission and certain other governmental agencies outside the United States have conducted investigations relating to competition in the optical disk drives market. Sony Corporation and/or certain of its subsidiaries have been subject to these investigations. Sony
Corporation
understands that these investigations have ended. However, proceedings initiated by the European Commission as a result of its investigation continue. In October 2015, the European Commission adopted a decision in which it fined Sony Corporation and certain of its subsidiaries 31 million euros; however, Sony
Corporation
filed an appeal against the decision with the European Union’s General Court. In July 2019, the General Court upheld the European Commission’s decision. Sony
 Corporation
reviewed the judgment carefully and filed an appeal with the Court of Justice of the European Union in September 2019. A number of direct and indirect purchaser lawsuits, including class actions, have been filed in certain jurisdictions in which the plaintiffs allege that Sony Corporation and certain of its subsidiaries violated antitrust laws and seek recovery of damages and other remedies. All of these lawsuits have been settled, including the class actions brought by the direct and indirect purchasers in the United States, except one lawsuit which is still pending. Sony believes that final resolution of the pending proceedings will not have a material impact on Sony’s results of operations and financial position.
Since 2011, in relation to the secondary batteries business that was operated by Sony
Corporation
and certain of its subsidiaries, a number of direct and indirect purchaser lawsuits, including class actions, have been filed in certain jurisdictions in which the plaintiffs allege that Sony Corporation and certain of its subsidiaries violated antitrust laws and seek recovery of damages and other remedies. All of these lawsuits have been settled, including the class actions brought by the direct and indirect purchasers in the United States, except one lawsuit which is still pending. Sony believes that final resolution of the pending proceeding will not have a material impact on Sony’s results of operations and financial position.
In addition, Sony Corporation and certain of its subsidiaries are defendants or otherwise involved in other pending legal and regulatory proceedings. However, based upon the information currently available, Sony believes that the outcome from such legal and regulatory proceedings would not have a material impact on Sony’s results of operations and financial position.
(4)	Guarantees

Sony has issued guarantees that contingently require payments to guaranteed parties if certain specified events or conditions occur. The maximum potential amount of future payments under these guarantees as of March 31, 2020 amounted to 2,214 million yen.
In addition to the above, Sony also issues contractual product warranties under which it generally guarantees the performance of products delivered and services rendered for a certain period or term. The changes in the product warranty liability for the fiscal years ended
March 31, 2018, 2019 and 2020 are as follows:

	Yen in millions
	Fiscal year ended March 31
	2018	2019	2020
Balance at beginning of the fiscal year	57,694	44,717	33,005
Additional liabilities for warranties	32,179	23,041	21,448
Settlements (in cash or in kind)	(30,570)	(26,326)	(21,491)
Changes in estimate for pre-existing warranty reserve	(16,802)	(7,370)	(562)
Translation adjustments	2,216	(1,057)	(593)

Balance at end of the fiscal year	44,717	33,005	31,807

The consideration received for extended warranty service, which is not a significant portion of the warranty activities provided by Sony, is excluded from the amounts in the table above.